Trade receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables [abstract]
Trade receivables
5.18 Trade receivables
Trade receivables are initially recognized at fair value. The carrying amount of trade receivables is reduced through an allowance for doubtful account. When a trade receivable is considered uncollectible, it is written off against this allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in the profit or loss.
Trade receivables include the following:

	Year ended December 31
in € thousand	2023	2022
Trade receivables	41,714	23,997
Less: loss allowance of receivables	(69)	(84)
TRADE RECEIVABLES, NET	41,645	23,912

In 2023 and 2022, no material impairment losses were recognized. As at December 31, 2023, the amount of trade receivables past due (which is defined as being more than 30 days late) reached €4.5 million (December 31, 2022: €4.4 million) of which €3.4 million come from a governmental authority with a credit rating of B+/B2.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.
As at December 31, 2023, trade receivables included €41.6 million (December 31, 2022: €23.9 million) of receivables from contracts with customers.